Exhibit 99.1

Polypore International, Inc. The Gibson Building 11430 N. Community House Rd, Suite 350 Charlotte, NC 28277 Tel: (704) 587-8409 polycorpcom@polypore.net www.polypore.net

FOR IMMEDIATE RELEASE

Polypore Files Application to Sell Microporous Business

CHARLOTTE, NC., September 26, 2013 – Polypore International, Inc. (NYSE:  PPO) announced today that it has filed an application with the Federal Trade Commission (FTC) to sell its lead-acid battery separator facilities in Piney Flats, TN, and Feistritz, Austria (the “Microporous Business”) to Seven Mile Capital Partners II, LP. Polypore is pursuing the sale in compliance with the divestiture provisions of the FTC’s Order in the Matter of Polypore International, Inc.  The sale is subject to Federal Trade Commission approval and is expected to close in the fourth quarter of 2013.

Polypore will continue to own and operate the Microporous Business until the divestiture is completed. Effective June 24, 2013, the assets and liabilities of the Microporous Business have been classified as held for sale and have been aggregated and reported as discontinued operations in Polypore’s financial results filed with the Securities and Exchange Commission.

About Polypore International, Inc.

Polypore International, Inc. is a global high technology filtration company specializing in microporous membranes. Polypore’s flat sheet and hollow fiber membranes are used in specialized applications that require the removal or separation of various materials from liquids, primarily in the ultrafiltration and microfiltration markets. Based in Charlotte, NC, Polypore International, Inc. is a market leader with manufacturing facilities or sales offices in ten countries serving six continents. See www.polypore.net.

Forward-Looking Statement

This release contains statements that are forward-looking in nature. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. These factors include the following: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under, environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; lithium market demand does not materialize as anticipated; the absence of expected returns from the intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Additional information concerning these and other important factors can be found in Item 1A. “Risk Factors” of our most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this press release. Polypore expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Polypore’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

CONTACT:
Polypore International, Inc.
Corporate Communications

Beth Kitteringham
(704) 587-8596
polycorpcom@polypore.net

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